                                                                    Exhibit 99.1

                                  NEWS RELEASE


FOR IMMEDIATE RELEASE:                           FOR MORE INFORMATION,
JULY 16, 2002                                    CONTACT:  ROBERT L. SCHUMACHER
                                                           AT (276) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
                        SECOND QUARTER OPERATING RESULTS


         First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) today reported earnings of $5.9 million for the Second Quarter of 2002, or $0.59 earnings per basic and diluted share. This represents a $1.3 million improvement over results for the Second Quarter of 2001 of $4.6 million. Second Quarter 2002 net income and earnings per share each improved by 28% over the Second Quarter of 2001. Return on average equity increased to 16.84% in the Second Quarter of 2002 compared to 14.55% for the same quarter last year. In addition, return on average assets increased to 1.62% in the Second Quarter of 2002 compared to 1.47% for the comparable period in 2001.

         Net interest income for the Second Quarter improved by $2.92 million. This improvement was offset, in part, by an increase in non-interest expenses of $1.05 million due to an increase in commissions paid on additional mortgage originations and the addition of employee salaries related to the acquisition of four branches in Virginia late in the fourth quarter of 2001.

           Net income for the six months ended June 30, 2002 was $12.1 million, versus $9.1 million for the six months ended June 30, 2001, an increase of $3.0 million. This 33% improvement in net income of the Company for the first six months of 2001, is due to a 22.7% increase in net interest income associated with a $213 million increase in average earning assets. Net interest margin also improved from 4.57% for the six months ended June 30, 2001 to 4.70% for the first six months of 2002.

         Also contributing to improved results for the first half of 2002 were increases in service charges on deposit accounts, up $461,000 compared to the first six months of 2001, and a $1.07 million increase in mortgage banking income compared to the same six months last year. The improved financial performance of the Company translates into an increase of $0.30 in both basic and diluted earnings per share ($1.21 vs. $0.91) for the first six months of 2002 compared to the same six month period last year. Return on average equity for the first six months of this year was 17.54% compared to 14.56% for the first six months last year. Return on average assets also improved to 1.67% compared to 1.47% for the first six months in 2001.

         Despite the continuing slower economy, FCBC's asset quality ratios remain sound. The ratio of non-performing assets to total assets stood at 0.50% at the end of the Second Quarter of 2002, compared to 0.54% at March 31, 2002 and 0.58% at December 31, 2001. At June 30, 2002, loans 90 days or more past due stood at 0.03%, while non-accruing loans totaled 0.44% as a percentage of total loans. These performance indicators compare favorably to the corresponding ratios at March 31, 2002 and December 31, 2001. The coverage ratio (allowance for loan losses divided by non-performing loans) at the end of the Second Quarter of 2002 was 323.69% compared to 295.10% at the end of the First Quarter 2002 and 274.92% at December 31, 2001.

         Total assets at June 30, 2002 were virtually the same as at December 31, 2001. Growth was realized in retail customer deposits, which increased by $3.26 million since the previous year end. Total equity for the Company increased to $143.9 million, bringing book value per common share outstanding to $14.50, up from $13.39 at year end 2001. At June 30, 2002, the market value of FCBC stock was $33.00, compared to $26.95 at December 31, 2001.

         First Community is a $1.45 billion bank holding company with headquarters in Bluefield, Virginia. The Company, through its wholly-owned subsidiary First Community Bank, N. A., operates 38 branches throughout Virginia, West Virginia and North Carolina. First Community Bank, N. A. also owns United First Mortgage, Inc. based in Richmond, Virginia, which operates 11 offices from Virginia Beach to Harrisonburg, Virginia.

         First Community Bancshares, Inc. common stock is traded on the Nasdaq SmallCap market under the symbol, "FCBC." The Company is also proud to announce that it was included for the second consecutive year in both the Russell 2000 and Russell 3000 Indices with the final release of Russell's newly reconstituted lists on July 9, 2002.


                                      *****

                                   DISCLAIMER

         This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)

                                                                                                   Six Months
                                                                                                      Ended
                                                                                                     June 30
                                                                                           ---------------------------
                                                                                             2002               2001
                                                                                           ---------------------------
INTEREST         Interest and fees on loans held for investment                            $ 36,049           $ 36,391
INCOME           Interest on loans held for sale                                              1,670              1,347
                 Interest on securities-taxable                                               6,999              4,871
                 Interest on securities-nontaxable                                            3,422              2,850
                 Interest on federal funds sold and interest-bearing balances
                      with banks                                                                 82                577
-----------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                                         48,222             46,036
-----------------------------------------------------------------------------------------------------------------------
Interest         Interest on deposits                                                        13,397             16,707
EXPENSE          Interest on borrowings                                                       5,180              5,161
-----------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                                        18,577             21,868
-----------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                                           29,645             24,168
                 Provision for loan losses                                                    1,959              1,732
-----------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION FOR
                               LOAN LOSSES                                                   27,686             22,436
-----------------------------------------------------------------------------------------------------------------------
Non-Interest     Fiduciary income                                                               844                910
INCOME           Service charges on deposit accounts                                          3,269              2,808
                 Other service charges, commissions and fees                                    681                676
                 Mortgage banking income                                                      5,356              4,289
                 Other operating income                                                         482                494
                 Gain on sale of securities                                                     186                 44
-----------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                                     10,818              9,221
-----------------------------------------------------------------------------------------------------------------------
Non-Interest     Salaries and employee benefits                                              11,549              9,665
EXPENSE          Occupancy expense of bank premises                                           1,422              1,337
                 Furniture and equipment expense                                              1,065                959
                 Amortization of intangible assets                                              580              1,119
                 Other operating expense                                                      6,900              5,501
-----------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE                                    21,516             18,581
-----------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                                                  16,988             13,076
                 Income tax expense                                                           4,914              4,011
-----------------------------------------------------------------------------------------------------------------------
                               NET INCOME (1)                                                12,074              9,065
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 BASIC AND DILUTED EARNINGS PER COMMON SHARE (EPS) (1)                     $   1.21           $   0.91
-----------------------------------------------------------------------------------------------------------------------

                 Weighted Average Shares Outstanding:
                    Basic                                                                 9,939,223          9,946,916
                    Diluted                                                               9,985,704          9,964,161

                 For the year:
                      Return on average equity                                                17.54%             14.56%
                      Return on average assets                                                 1.67%              1.47%
                      Cash dividends per share                                             $   0.50           $   0.42
                 At period end:
                      Book value per share                                                 $  14.50           $  12.85
                      Market value (closing price)                                         $  33.00           $  27.17
-----------------------------------------------------------------------------------------------------------------------


(1) Effective January 1, 2002, FCBC ceased amortization of certain goodwill in accordance with FASB Statement 142. An adjustment of $714 would be necessary to conform the prior period amount to current year presentation resulting in an adjusted net income and earnings per share for the corresponding period in 2001 of $9,779 and $0.98, respectively.

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
-----------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)

                                                                                               JUNE 30,           DECEMBER 31,
                                                                                                 2002                 2001
                                                                                               --------           ------------
ASSETS             Cash and due from banks                                                   $   31,448           $   47,566
                   Interest-bearing balances with banks                                             255                  249
                   Securities available for sale (amortized cost of $330,567
                       June 301, 2002; $352,759, December 31, 2001)                             338,572              354,007
                   Investment securities held to maturity (market value of $43,477
                       June 30, 2002; $43,393, December 31, 2001)                                41,327               41,884
                   Loans held for sale                                                           52,095               65,532
                   Loans held for investment, net of unearned income                            928,541              904,496
                       Less allowance for loan losses                                            14,194               13,952
-----------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                    914,347              890,544
                   Premises and equipment                                                        22,314               21,713
                   Other real estate owned                                                        2,452                3,029
                   Interest receivable                                                            8,330                8,765
                   Other assets                                                                  18,348               18,468
                   Intangible assets                                                             25,846               26,478
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                  $1,455,334           $1,478,235
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES        Deposits:
                       Demand                                                                $  156,820           $  161,346
                       Interest-bearing demand                                                  180,585              183,685
                       Savings                                                                  175,431              142,839
                       Time                                                                     568,679              590,390
-----------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                      1,081,515            1,078,260
                   Interest, taxes and other liabilities                                         13,704               15,852
                   Fed Funds Purchased                                                            8,950               26,500
                   Securities sold under agreements to repurchase                                83,015               79,262
                   FHLB and other indebtedness                                                  124,266              145,320
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                              1,311,450            1,345,194
-----------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Common stock, $1 par value; 15,000,000 shares authorized in 2002
EQUITY                and 2001, respectively; 9,956,714 issued in 2002 and 9,955,425 issued in 2001; and 9,925,982 and 9,936,442 outstanding in
                      2002 and 2001, respectively                                                 9,957                9,955
                   Additional paid-in capital                                                    58,600               60,189
                   Retained earnings                                                             71,394               62,566
                   Treasury stock, at cost                                                         (870)                (424)
                   Accumulated other comprehensive income (loss)                                  4,803                  755
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                       143,884              133,041
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                          $1,455,334           $1,478,235
-----------------------------------------------------------------------------------------------------------------------------

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY                                                       AS OF AND FOR THE QUARTER ENDED
INCOME STATEMENTS                                                  JUNE 30,      MARCH 31,   DECEMBER 31, SEPTEMBER 30,  JUNE 30,
(Dollars in Thousands Except Per Share Data)                         2002          2002          2001         2001         2001
                                                                  ----------------------------------------------------------------
INTEREST  Interest and fees on loans held for investment          $    18,013  $    18,036   $    17,963  $    18,228  $    18,262
INCOME    Interest on loans held for sale                                 826          844           846          763          736
          Interest on securities-taxable                                3,621        3,378         2,792        2,596        2,193
          Interest on securities-nontaxable                             1,680        1,742         1,706        1,634        1,465
          Interest on federal funds sold and
               interest-bearing balances with banks                        39           43            96          169          479
                                                                  -----------------------------------------------------------------
                        TOTAL INTEREST INCOME                          24,179       24,043        23,403       23,390       23,135
                                                                  -----------------------------------------------------------------
Interest  Interest on deposits                                          6,404        6,993         7,298        7,879        8,296
EXPENSE   Interest on borrowings                                        2,603        2,577         2,663        2,701        2,586
                                                                  -----------------------------------------------------------------
                        TOTAL INTEREST EXPENSE                          9,007        9,570         9,961       10,580       10,882
                                                                  -----------------------------------------------------------------
                        NET INTEREST INCOME                            15,172       14,473        13,442       12,810       12,253
          Provision for loan losses                                     1,022          937         2,120        1,282          985
                                                                  -----------------------------------------------------------------
                        NET INTEREST INCOME AFTER PROVISION FOR
                        LOAN LOSSES                                    14,150       13,536        11,322       11,528       11,268
                                                                  -----------------------------------------------------------------
Non-Int   Fiduciary income                                                501          343           435          470          501
INCOME    Service charges on deposit accounts                           1,806        1,463         1,641        1,517        1,503
          Other service charges, commissions and fees                     355          326           427          332          199
          Mortgage banking income                                       2,107        3,249         2,515        2,778        2,544
          Other operating income                                          186          296           566          236          263
          Gain (loss) on Sale of Securities                                 9          177           (16)         153           (7)
                                                                  -----------------------------------------------------------------
                        TOTAL NON-INTEREST INCOME                       4,964        5,854         5,568        5,486        5,003
                                                                  -----------------------------------------------------------------
Non-Int   Salaries and employee benefits                                5,746        5,803         4,926        5,239        4,994
EXPENSE   Occupancy expense of bank premises                              679          743           610          668          675
          Furniture and equipment expense                                 562          503           452          403          496
          Goodwill amortization                                           293          287           598          568          563
          Other operating expense                                       3,399        3,501         3,155        2,825        2,900
                                                                  -----------------------------------------------------------------
                        TOTAL NON-INTEREST EXPENSE                     10,679       10,837         9,741        9,703        9,628
                                                                  -----------------------------------------------------------------
          Income before income taxes                                    8,435        8,553         7,149        7,311        6,643
          Income tax expense                                            2,539        2,375         2,080        2,311        2,034
                                                                  -----------------------------------------------------------------
                        NET INCOME                                      5,896        6,178         5,069        5,000        4,609
                        FAS 142 GOODWILL ADJUSTMENT                         0            0           371          361          359
                        ADJUSTED NET INCOME                       $     5,896  $     6,178   $     5,440  $     5,361  $     4,968
          Taxable Equivalent Net Interest Income                  $    16,123  $    15,458   $    14,410  $    13,747  $    13,112

Per       Basic and diluted earnings per common share (EPS)       $      0.59  $      0.62   $      0.51  $      0.50  $      0.46
SHARE     EPS adjusted for FAS 142 (1)                            $      0.59  $      0.62   $      0.55  $      0.54  $      0.50
DATA      Cash dividends per share                                $      0.25  $      0.25   $      0.26  $      0.21  $      0.21
          Weighted Average Shares Outstanding:
          Basic                                                     9,945,158    9,933,222     9,939,974    9,943,522    9,948,374
          Diluted                                                   9,993,812    9,977,531     9,991,895   10,003,547    9,967,091
          Actual shares oustanding at period end                    9,925,982    9,950,982     9,936,442    9,942,602    9,946,624
          Book Value per share at period end                      $     14.50  $     13.67   $     13.39  $     13.33  $     12.85
          Market Value per share at period end                    $     33.00  $     30.26   $     26.95  $     28.82  $     27.17

RATIOS    Return on average assets                                       1.62%        1.72%         1.47%        1.53%        1.47%
          Return on average equity                                      16.84%       18.26%        14.89%       15.21%       14.55%
          Net yield on earning assets                                    4.77%        4.64%         4.52%        4.60%        4.53%
          Efficiency Ratio at end of period                             48.99%       47.14%        47.81%       48.71%       49.40%
          Equity as a percent of total assets at end of period           9.89%        9.27%         9.00%       10.07%       10.00%
          Average earning assets as a percentage of
               average total assets                                     92.64%       92.77%        92.69%       92.46%       92.09%
          Average loans (not including loans held for sale) as
                  a percentage of average deposits                      98.99%       84.78%        88.27%       90.39%       89.08%
          End of Period:
          Total Assets                                            $ 1,455,334  $ 1,467,608   $ 1,478,235  $ 1,315,775  $ 1,278,130
          Total Equity                                            $   143,884  $   136,002   $   133,041  $   132,472  $   127,791

QTD       Average Loans (Not including Loans Held for Sale)       $   917,319  $   914,749   $   876,744  $   850,759  $   826,055
AVERAGES  Average Earning Assets                                  $ 1,355,841  $ 1,351,598   $ 1,265,381  $ 1,197,447  $ 1,160,550
          Average Total Assets                                    $ 1,463,573  $ 1,456,863   $ 1,365,173  $ 1,295,051  $ 1,260,167
          Average Deposits                                        $   926,649  $ 1,079,022   $   993,252  $   941,190  $   927,309
          Average Equity                                          $   140,408  $   137,184   $   135,114  $   130,437  $   127,007



          (1) Effective January 1, 2002, FCBC ceased certain amortization of goodwill in accordance with FASB Statement No. 142. This adjustment conforms prior period amounts with current year presentation.

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
Balance Sheets
(Dollars in Thousands Except Per Share Data)

                                                               JUNE 30,     MARCH 31,    DECEMBER 31,   SEPTEMBER 30,   JUNE 30,
                                                                 2002         2002           2001           2001          2001
                                                            ---------------------------------------------------------------------
Cash and due from banks                                       $   31,448   $   28,547     $   47,566     $   35,275    $   29,296
Interest-bearing balances with banks                                 255          830            249         15,018        13,441
Securities available for sale                                    338,572      368,526        354,007        261,409       254,368
Investment securities held to maturity                            41,327       41,446         41,884         42,001        42,114
Loans held for sale                                               52,095       47,596         65,532         40,759        34,303
Loans held for investment, net of unearned income                928,541      911,746        904,496        862,689       845,390
    Less allowance for loan losses                                14,194       14,271         13,952         12,889        12,688
                                                            ----------------------------------------------------------------------
Net loans                                                        914,347      897,475        890,544        849,800       832,702
Premises and equipment                                            22,314       21,927         21,713         19,452        19,412
Other real estate owned                                            2,452        2,538          3,029          2,595         2,614
Interest receivable                                                8,330        9,139          8,765          8,746         8,464
Other assets                                                      18,348       23,459         18,468         18,199        18,327
Intangible assets                                                 25,846       26,125         26,478         22,521        23,089
                                                            ----------------------------------------------------------------------
            TOTAL ASSETS                                      $1,455,334   $1,467,608     $1,478,235     $1,315,775    $1,278,130
                                                            ======================================================================
Deposits:
    Demand                                                    $  156,820   $  152,980     $  161,346     $  140,754    $  130,245
    Interest-bearing demand                                      180,585      191,284        183,685        145,927       139,225
    Savings                                                      175,431      160,544        142,839        131,306       130,350
    Time                                                         568,679      577,398        590,390        535,700       528,642
                                                            ----------------------------------------------------------------------
       Total Deposits                                          1,081,515    1,082,206      1,078,260        953,687       928,462
Interest, taxes and other liabilities                             13,704       16,135         15,852         15,760        13,909
Federal funds purchased                                            8,950        4,560         26,500              -             -
Securities sold under agreements to repurchase                    83,015       79,238         79,262         66,126        60,447
FHLB and other indebtedness                                      124,266      149,467        145,320        147,730       147,521
                                                            ----------------------------------------------------------------------
            TOTAL LIABILITIES                                  1,311,450    1,331,606      1,345,194      1,183,303     1,150,339
                                                            ----------------------------------------------------------------------

Common stock, $1 par value                                         9,957        9,957          9,052          9,052         9,052
Additional paid-in capital                                        58,600       58,600         35,302         35,302        35,302
Retained earnings                                                 71,394       67,981         88,356         85,910        82,991
Treasury stock, at cost                                             (870)        (167)          (424)          (276)         (201)
Accumulated other comprehensive income (loss)                      4,803         (369)           755          2,484           647
                                                            ----------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                           143,884      136,002        133,041        132,472       127,791
                                                            ----------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                              $1,455,334   $1,467,608     $1,478,235     $1,315,775    $1,278,130
                                                            ======================================================================

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
(DOLLARS  IN THOUSANDS)

                                                                                  AS OF AND FOR THE QUARTER ENDED

                                                              JUNE 30,      MARCH 31,     DECEMBER 31,   SEPTEMBER 30,   JUNE 30,
                                                                2002          2002           2001             2001         2001
                                                             ---------------------------------------------------------------------
ASSET QUALITY ANALYSIS:
Allowance for Loan and Lease Losses:
Beginning balance                                            $  14,271      $ 13,952       $ 12,889         $ 12,688     $ 12,408
Provision                                                        1,022           937          2,120            1,282          985
   Acquisition balance                                               -             -            484                -            -
   Charge-offs                                                  (1,243)         (820)        (1,781)          (1,193)      (1,045)
   Recoveries                                                      144           202            240              112          340
                                                             ---------------------------------------------------------------------
  Net charge-offs                                               (1,099)         (618)        (1,541)          (1,081)        (705)
      Ending balance                                         $  14,194      $ 14,271       $ 13,952         $ 12,889     $ 12,688
                                                             =====================================================================

NONPERFORMING ASSETS:
Nonaccrual loans & leases                                    $   4,131      $  4,644       $  3,633         $  5,361     $  5,167
Foreclosed real estate                                           2,452         2,538          3,029            2,595        2,614
Repossessions                                                      436           495            599              620          423
Loans 90 days or more past due & still accruing                    254           192          1,351            1,418        1,442
                                                             ---------------------------------------------------------------------
Nonperforming assets                                         $   7,273      $  7,869       $  8,612         $  9,994     $  9,646
                                                             =====================================================================

Loans 90 days or more past due & still accruing
  as a percentage of total loans and leases                       0.03%         0.02%          0.15%            0.16%        0.17%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of total loans and leases                            0.44%         0.51%          0.40%            0.62%        0.61%
Nonperforming assets as a percentage of:
  Total assets                                                    0.50%         0.54%          0.58%            0.77%        0.75%
  Loans & leases plus foreclosed property and repossessions       0.78%         0.86%          0.95%            1.15%        1.14%
Net charge-offs as a percentage of average loans & leases         0.12%         0.07%          0.18%            0.13%        0.09%
Allowance for loan & lease losses as a percentage of loans
  and leases                                                      1.53%         1.57%          1.54%            1.49%        1.50%
Ratio of allowance for loans and lease losses to:
  Nonaccrual loans & leases                                       3.44          3.07           3.84             2.40         2.46

Restructured loans performing according to modified terms    $     440         $ 354          $ 449            $ 443        $ 445

MORTGAGE SUBSIDIARY SUPPLEMENTAL INFORMATION:

End of period:
Fee Income                                                   $   1,669
Gain on sale of loans, net of hedge activity                 $   3,687
Option adjusted mortgage loan commitments outstanding        $  74,367
Year to date loan production                                 $ 329,367
Number of employees                                                106
